UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 1, 2013

RXi PHARMACEUTICALS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-177498	45-3215903
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1500 West Park Drive, Suite 210

Westborough, Massachusetts 01581

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (508) 767-3861

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Asset Purchase Transaction

On March 1, 2013, RXi Pharmaceuticals Corporation, a Delaware corporation (the “Company”), entered into an asset purchase agreement (the “Asset Purchase Agreement”) with OPKO Health, Inc. (“OPKO”). Pursuant to the Asset Purchase Agreement, the Company will acquire substantially all of OPKO’s RNAi-related assets, which include patents, licenses, clinical and pre-clinical data and other assets (collectively, the “Transferred Assets”). In exchange for the Transferred Assets, the Company: (i) will issue to OPKO 50,000,000 shares of the Company’s common stock (the “APA Shares”); (ii) will pay, if applicable, up to $50,000,000 in development and commercialization milestones for the successful development and commercialization of each “Qualified Drug” (as defined in the Asset Purchase Agreement) (collectively, the “Milestone Payments”); and (iii) will pay, if applicable, royalty payments to OPKO equal to: (a) a mid single-digit percentage of “Net Sales” (as defined in the Asset Purchase Agreement) with respect to each Qualified Drug sold for an ophthalmologic use during the applicable “Royalty Period” (as defined in the Asset Purchase Agreement); and (b) a low single-digit percentage of Net Sales with respect to each Qualified Drug sold for a non-ophthalmologic use during the applicable Royalty Period (collectively, the “Royalty Payments”). The foregoing transfer of the Transferred Assets in exchange for the APA Shares, the Milestone Payments and the Royalty Payments is referred to herein as the “Asset Purchase.”

The Asset Purchase is expected to close concurrently with the Private Placement (as defined and described below), subject to customary closing conditions. In addition to customary closing conditions, OPKO has also agreed that it and/or its designees will purchase an aggregate of at least $5 million of common stock in the Private Placement. Further, the Asset Purchase will not close unless the Private Placement raises aggregate gross proceeds of at least $10 million.

Under the terms of the Asset Purchase Agreement, the Company has agreed to file, within 45 days after all SPA Shares (as defined below) are registered for resale (the “APA Filing Deadline”) with the Securities and Exchange Commission (the “Commission”), a registration statement with the Commission to register the APA Shares for resale under the Securities Act of 1933, as amended (the “Act”). The Company has agreed to use commercially reasonable efforts to have the registration statement declared effective within 90 days of the APA Filing Deadline (or 120 days in the event the Commission reviews the registration statement, but in any event, no later than four business days from the date the Commission indicates that it has no further comments on the registration statement) (the “APA Effectiveness Deadline”). If the Company fails to meet the APA Filing Deadline or APA Effectiveness Deadline or fails to keep the registration statement continuously effective for a designated time (with limited exceptions), the Company may be obligated to pay to OPKO an amount equal to 2.0% of the total aggregate value of all APA Shares issued pursuant to the Asset Purchase Agreement on the initial date of such failure and every 30th day thereafter (pro rated for periods totaling less than 30 days).

The APA Shares will be issued in a private placement transaction that is exempt from registration under Section 4(a)(2) of the Act and pursuant to Rule 506 under the Act. OPKO has represented that it is an accredited investor and that it is acquiring the APA Shares for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof.

The foregoing is a summary of the terms of the Asset Purchase Agreement and does not purport to be complete and is qualified in its entirety by reference to the full text of the Asset Purchase Agreement, a copy of which will be filed with the Company’s next Quarterly Report on Form 10-Q.

Capital Raising Transaction

On March 6, 2013, the Company entered into a Securities Purchase Agreement with the purchasers set forth on Schedule I thereto (the “Securities Purchase Agreement”), pursuant to which the Company agreed to sell, for an aggregate price of approximately $16.4 million, approximately 113 million shares (the “SPA Shares”) of its common stock at a price of $0.145 per share (the “Private Placement”). The Private Placement is expected to close on March 12, 2013, subject to customary closing conditions. The estimated proceeds to the Company, net of commissions, will be approximately $16.0 million.

Under the terms of the Securities Purchase Agreement, the Company has agreed to file, within 60 days after the closing of the Private Placement (the “SPA Filing Deadline”), a registration statement with the Commission to register the SPA Shares for resale. The Company has agreed to use commercially reasonable efforts to have the registration statement declared effective within 90 days of the SPA Filing Deadline (or 120 days in the event the registration statement is reviewed by the Commission, but in any event, no later than four business days from the date the Commission indicates that it has no further comments on the registration statement) (the “SPA Effectiveness Deadline”). If the Company fails to meet the SPA Filing Deadline or SPA Effectiveness Deadline with respect to the registration statement or fails to keep the registration statement continuously effective for a designated time (with limited exceptions), the Company may be obligated to pay to the holders of the SPA Shares an amount equal to 1.0% of such holder’s pro rata interest in the total purchase price of the Private Placement on the initial date of such failure and every 30th day thereafter (pro rated for periods totaling less than 30 days).

The SPA Shares will be issued in a private placement transaction that is exempt from registration under Section 4(a)(2) of the Act and pursuant to Rule 506 under the Act. Each of the purchasers has represented that it is an accredited investor and that it is acquiring the SPA Shares for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof.

The foregoing is a summary of the terms of the Securities Purchase Agreement and does not purport to be complete and is qualified in its entirety by reference to the full text of the Securities Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 3.02.	Unregistered Sale of Equity Securities.

The disclosure set forth above in Item 1.01 regarding the issuance of the APA Shares and the SPA Shares is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On March 7, 2013, the Company publicly updated its corporate presentation attached hereto as Exhibit 99.1, which slides are incorporated herein by reference.

The information in this Item 7.01 and attached as Exhibit 99.1 to this Report will not be treated as “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into any filing under the Act or into another filing under the Exchange Act, unless that filing expressly incorporates this information by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Securities Purchase Agreement, dated March 6, 2013, by and among the Company and the purchasers named therein.

99.1	Corporate presentation, dated March 7, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RXi PHARMACEUTICALS CORPORATION

Date: March 7, 2013	By:	/s/ Geert Cauwenbergh
Geert Cauwenbergh, Dr. Med. Sc.
Chief Executive Officer